JP Morgan Roadshow November 2016 Title Blue: 23,55,94 Orange: 230,175,109 Grey: 127,127,127 Light Blue: 114,164,183 Brown: 148,126,103

2 HOLLYFRONTIER DISCLOSURE STATEMENT Statements made during the course of this presentation that are not historical facts are “forward looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to failure of HollyFrontier Corporation to close the Petro-Canada Lubricants Acquisition, failure to receive required governmental approvals to close the Petro- Canada Lubricants Acquisition, successful integration of Petro Canada Lubricants Inc.’s business with HollyFrontier Corporation, the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant products in HollyFrontier’s and Petro Canada’s markets, the demand for and supply of crude oil, refined products and lubricant products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier, the effectiveness of HollyFrontier and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier and Holly Energy Partners’ efficiency in carrying out construction projects, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners, L.P. is provided in the most recent reports of HollyFrontier and Holly Energy Partners, L.P. filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Petro-Canada Lubricants Acquisition is subject to closing conditions and regulatory approvals. If these conditions are not satisfied or waived, the Petro-Canada Lubricants Acquisition will not be consummated. If the closing of the Petro-Canada Lubricants Acquisition is substantially delayed or does not occur at all, or if the terms of the Petro-Canada Lubricants Acquisition are required to be modified substantially due to regulatory concerns, we may not realize the anticipated benefits of the Petro-Canada Lubricants Acquisition fully or at all. Certain of the conditions remaining to be satisfied include the absence of a law or order prohibiting the transactions contemplated by the share purchase agreement, approval under the Investment Canada Act, and the expiration of any waiting periods under the Competition Act (Canada) and Hart-Scott Rodino Act, as amended, with respect to the Petro-Canada Lubricants Acquisition.

EXECUTIVE SUMMARY | Diversification into higher value more stable cash flow Lubricants and Midstream businesses •Inland Merchant Refiner •5 Refineries in the Mid Continent, Southwest and Rockies •457,000 barrels per day of Refining Capacity •12.2 Nelson Complexity •Fleet Wide Crude Discount to WTI •Niche Premium Product Markets REFINING •Integrated Specialty Lubricants Producer •PCLI Lubricant Production Facility in Mississauga, Ontario •HFC Lubricant Production Facility in Tulsa, Oklahoma •Combined, Fourth Largest North American Base Oil Producer with 28,000 Barrels per Day of Lubricants Production •PCLI is the Only North American Group III Base Oil Producer SPECIALTY LUBRICANTS •Operate Crude and Product Pipelines, loading racks, terminals and tanks in and around HFC’s refining assets •Approximately 3,400 Pipeline miles including equity interest in Cheyenne, Frontier, Osage and SLC pipelines •14 million barrels of crude & product storage •7 Loading Racks •8 Terminals MIDSTREAM 3

4 1) Third party Owned and Operated About Petro-Canada Lubricants Inc. • 15,600 BPD Lubricant Production Capacity • 6 sales offices • 4 warehouses • 21 third party-operated terminals worldwide • Export over 60% of production to more than 80 countries HFC Lube Production PCLI Warehouse PCLI Terminal¹ PCLI Mississauga HOLLYFRONTIER PRO FORMA FOOTPRINT | PCLI Expands Domestic and International Reach About the HollyFrontier Companies • 457,000 BPD Refining Capacity • 12.2 Nelson Complexity • 12,000 BPD Specialty Lubricants Production • Approximately 3,400 Pipeline miles • 75% UNEV ownership • 50% Cheyenne Pipeline ownership • 50% Frontier Pipeline ownership • 50% Osage Pipeline ownership • 25% SLC Pipeline ownership • 14 million barrels of crude & product storage • 7 Loading Racks and 8 Terminals Global Lubricants Distribution • Canada • United States • Europe • China • South America • Central America PCLI Lube Production PCLI Warehouse PCLI Terminal¹ HFC Warehouse HFC Terminal

HOLLYFRONTIER INVESTMENT HIGHLIGHTS • 37% HEP ownership, including 2% GP interest and 35% of LP Units • Full Year 2016 HEP cash distributions to HFC of more than $100 million¹ SPECIALTY LUBRICANTS • Maintain investment grade rating • Target conservative balance sheet and strong liquidity CAPITAL STRUCTURE • Strong track record of returning excess cash to shareholders • Competitive dividend and total cash yield CAPITAL ALLOCATION 1) Q4 2015 through Q3 2016 quarterly LP and GP distributions announced and paid in 2016 • Announced Petro-Canada Lubricants Inc. acquisition • Pro Forma, HFC becomes fourth largest North American lubricants producer with ˜28,000 barrels per day of high margin lubricants • Only North American Group III Base Oil producer MIDSTREAM • Flexible refining system and fleet wide crude discount to WTI • Premium niche product markets versus Gulf Coast • Internal investment to drive growth and enhance returns REFINING 5

Five inland refinery locations with 457,000 barrels per day of crude capacity All 5 HFC Refineries Sit Close to North American Crude Production HOLLYFRONTIER FOOTPRINT | Proximity to North American Crude Production and Attractive Niche Product Markets 6

• Beneficiary of inland coastal crude discount across entire refining system • 100% of HFC’s purchased crude barrels are “WTI” price based • Refinery location and configuration enables a fleet-wide crude slate discounted to WTI • Approximately 100,000 barrels per day Canadian, primarily Heavy sour crude • Approximately 150,000 barrels per day of Permian crude 1) Data from quarterly earnings calls PROXIMITY TO NORTH AMERICAN CRUDE PRODUCTION | Laid in Crude Advantage 7 -$5 -$4 -$3 -$2 -$1 $0 3Q16 2Q16 1Q16 4Q15 $ /b b l di s co u n t to W T I Laid in Crude Advantage under WTI1 Rockies MidCon Southwest Consolidated

1) Gulf Coast: CBOB Unleaded 84 Octane Spot Price, Group 3: Unleaded 84 Octane Spot Price, Chicago: Unleaded CBOB 84 Octane Spot Price, Denver: CBOB 81.5 Octane Rack Price, Phoenix: CBG 84 Octane Rack Price, SLC: CBOB 81.5 Octane Rack Price, Las Vegas: CBOB 84 Octane Rack Price. Source: GlobalView 2) Source: GlobalView $1.62 $1.95 $4.16 $4.63 $4.98 $8.03 $(2.00) $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Las Vegas vs GC Salt Lake vs GC $/ b ar re l Regional ULSD Pricing vs Gulf Coast² 2012 2013 2014 2015 Average $3.19 $4.11 $8.33 $8.42 $8.48 $12.50 $- $5.00 $10.00 $15.00 $20.00 $25.00 Group 3 vs GC Chicago vs GC Salt Lake vs GC Denver vs GC Phoenix vs GC Las Vegas vs GC $/ b ar re l Regional Gasoline Pricing vs Gulf Coast¹ 2012 2013 2014 2015 Average HIGH VALUE PREMIUM PRODUCT MARKETS | Premium Product Pricing vs. Gulf Coast 8

1) YTD through September 30, 2016 Refinery Operations: Reliability: Target first quartile operational reliability, 2016 Baseline target assuming annualized FY EBITDA Turnaround: Completing on time and on budget, 2016 Lost Profit Opportunity component based on annualized FY EBITDA Optimization: Putting the right molecule in the right place at the right time, new opportunities offset impact of lower margin and crude spread environment. Completion of Large Capital Investment: Long term, we still expect Woods Cross Expansion to generate $80-100MM annual average EBITDA Opportunity Investment Progress:  Tulsa and Cheyenne FCCU Modernizations complete  El Dorado and Navajo Crude debottleneck progressing ahead of plan  Tulsa Naphtha Splitter project replaced with no capital Isomerization solution  El Dorado Coker Yield deferred to 2019  Pace and timing of Opportunity Capital determined by margin environment and outlook. BUSINESS IMPROVEMENT PLAN | Increasing Value from Existing Refinery Assets 9 EBITDA ($MM) 2015-2018 Target 2014 Baseline Target 2016 Baseline Achieved YTD¹ Annualized HFC Indicator $ 18.06 $ 14.27 $ (591) Laid in Crude Advantage $ 3.29 $ 1.67 $ (249) RIN Cost $ 140 $ 250 $ (110) 2016 vs 2014 Impact on Base Business $ (950) Refinery Operations $ 245 $ 205 $ 62 Reliability $ 90 $ 60 Operating Costs $ 105 $ 105 Turnaround Execution $ 50 $ 40 Optimization $ 90 $ 100 $ 60 Capital Investment $ 365 $ 260 $ 175 Large Capital $ 165 $ 110 $ 110 Opportunity Capital $ 200 $ 150 $ 65 Total $ 700 $ 565 $ 297

• Global sales organization with locations in Canada, the US, Europe and China • Extensive Brand Portfolio • Perpetual and exclusive license for use of the Petro- Canada trademark in Lubricants • Brands include: PURITY, Puretol, Krystol, Duron, Supreme, Hydrex, Sentron, Turboflo, Vultrex, Enduratex, Paraflex, Puredrill, Purewax Transaction expected to close First Quarter 2017 10 Financial Details: • CAD$1,125MM purchase price (approximately US$845 MM) for Petro-Canada Lubricants Inc. • CAD$783MM (US$587MM) purchase price net of CAD$342MM (approximately US$257MM) working capital • Purchase funded with a combination of cash and debt • Immediately accretive transaction • Expected to generate US$100-200MM of annual EBITDA • 4x trailing twelve month EBITDA¹ multiple net of working capital, 6x purchase price Assets Acquired: • 15,600 barrel per day lubricants production capacity located in Mississauga, Ontario • Differentiated lubricants product portfolio • Base Oil (Group II/II+, III/III+), White Oils, Specialty Products and Finished lubricants • Only North American producer of high-margin Group III base oils • Downstream integrated into finished/packaged lubes and specialties • Industry leading product innovation and R&D capability PETRO-CANADA LUBRICANTS | Transaction Overview 1) Trailing twelve month EBITDA $149MM (CAD$198MM)

11 High Value Products and Stable Cash Flows • Specialty Lubricants margins are significantly higher and more stable than fuels margins • Differentiated lubricants product portfolio • The only North American premium margin Group III base oil producer • Strong brand portfolio Diversification and Scale • HFC diversification from pure play inland independent transportation fuel refiner • Pro forma, HFC becomes the fourth largest specialty lubricants producer in North America • ˜28,000 BPD of specialty lubricants capacity, ˜10% of North American production • Lubricant and Lubricant Additive companies trade at premium earnings and EBITDA multiples to Refiners PETRO-CANADA LUBRICANTS | Strategic Rational Strong Growth Platform • Growing market demand for Group III/III+ base oil driven by increasing industry standards • Favorable industry fundamentals driving demand for premium lubricant products • Global distribution capabilities • Industry leading product innovation and R&D capability • Synergies with Tulsa lubricants business • Feedstock optimization to increase production of Group III/III+ base oils and premium products - 10,000 20,000 30,000 40,000 50,000 60,000 B P D ( '000 ) North American 2015 Base Oil Production Represents ˜90% of North American Production Group III Group I/II/Naphthenic

A ve ra ge Categor y W TI G ro ss M argi n p er Barre l (U S $ /B B L) 12 Asia Pacific 1% Europe 21% Canada 37% United States 39% Rest of World 2% White Oils 14% Specialty Products 13% Base Oils 41% Finished Lubricants 32% Finished Lubricants • High margin finished lubricants products blended from the purest base oil using the HT Purity Process • Brand: DURON, SUPREME, HYDREX, TURBOFLO, VULTREX, ENDURATEX, PURITY FG PARAFLEX HT • Application: motor oil (heavy duty), hydraulic fluids, turbine fluids, mining and specialty greases, gear oil, food grade lubricants White Oils • Worlds largest White Oils manufacturer • Extremely pure base mineral oil • Brand: PURETOL, PURITY, KRYSTOL • Application: health and beauty, pharmaceuticals Base Oils • Group II/II+ and III/III+ Base oil production • Only North American Group III producer; ˜US$140/BBL average WTI Margin since 2011¹ • Brand: PURITY, PURITY VHVI • Application: transportation fluids, engine oils, transmission fluids, industrial lubricants, Process oils and paraffin waxes Specialty Products • Non-Lubricant specialty fluids • Brand: PUREDRILL, PUREWAX • Application: dust suppressant, drilling mud base, concrete form oils, heat transfer and transformer fluids PCLI Lubricant Volume Breakdown: 2015A Product $150 Geography $- PETRO-CANADA LUBRICANTS | Premium Margins and Global Product Markets, Exclusive and Perpetual License for Petro-Canada Lubricants Brand $100 $50 F in is h ed L u b ri c a n ts B a se Oi ls W h ite Oi ls S p e c ia lt y P ro d u c ts Product Category Average WTI Based Gross Margin: 2015A 1) Group III Benchmark Margin vs WTI; Source: ICIS

13 Hydrotreating Unit (HTU) Catalytic Dewaxing Unit (CDW) B le n d ing a n d P a ckag in g R&D and Product Development G lob a l D is tr ib u ti on Base Oil Production Blending and Packaging Global Distribution Base Oil White Oils Finished Lubricants Specialty Products V a cu u m G a s O il H y d ro cr a ck e r B o tt o m s PETRO-CANADA LUBRICANTS | Integrated Lubricants Producer PCLI is fully integrated across the lubricants value chain • High quality Base Oils are upgraded to high value Finished Lubricants • Quality of Base Oils allow for unique product formulations • Industry leading product innovation and R&D capability • Global sales organization with locations in Canada, the US, Europe and China • Direct sales to end customers and sales to distributors • Extensive Brand Portfolio - perpetual and exclusive license for use of the Petro-Canada trademark in Lubricants Base Oil

14 Specialty Lubricants margins are significantly higher and more stable than fuels margins Tulsa Plant increased production of heavier viscosity lubricants and brightstock • Heavy viscosity lubricants enjoy significant premium to lighter grades • Brightstock remains high value niche product given lack of substitute Market emphasis evolved from commodity engine oils to higher value specialty applications • Paraffinic - specialty process oils, industrial, marine oils, greases • Aromatics – rubber, asphalt modifiers, carpet underlay • Waxes – candles, packaging, construction, waterproofing 1) Tulsa Lubricant, Gasoline and Diesel average sales price minus crude acquisition cost 2) Group III Benchmark Margin vs WTI; Source: ICIS HOLLYFRONTIER SPECIALTY LUBRICANTS | Historic Realized Lubricant Margins vs Fuel Margins $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 U S$/ B B L Historic Realized Lubricant Margins vs Fuel Margins¹ Realized Tulsa Lubricant Margin vs Laid in Crude Price Realized Tulsa Gasoline Margin vs Laid in Crude Price Realized Tulsa Diesel Margin vs Laid in Crude Price Benchmark Group III Lubricant Margin vs WTI ²

PETRO-CANADA LUBRICANTS | Synergy and Optimization Opportunity Expect US$20MM+ EBITDA in potential synergies by 2018¹ • Tulsa product integration and product upgrade opportunity • Sales and distribution synergy opportunity for Tulsa Products • Transportation cost savings Additional Optimization Opportunity • Feedstock replacement and optimization • Increased production of higher value products • Increase Group III/III+ Base Oil yield • Increased penetration in niche high growth markets 15 1) Based on Management Expectations

16 PETRO-CANADA LUBRICANTS | Historical Financials PCLI Historical EBITDA (US$MM)¹ $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015 Annualized 2016¹ $ M M Average Annual Sustaining Capex 1) PCLI Reported EBITDA through 6/30/16 annualized

17 PETRO-CANADA LUBRICANTS | Production Capacity versus Demand Fundamentals Positive Western Hemisphere Group III Base Oil Supply / Demand Balance • Shift to premium-grade engine motor oils driving Group III global base oil demand growth • Western Hemisphere Group III demand projected to be 4% CAGR from 2015-2025 • PCLI is the only North American producer of Group III Base Oils • Asian and Middle Eastern imports fill supply deficit at transportation cost of ˜$5-10/bbl 1) Source: Kline 2015 Data. Capacity data adjusted for project delays/cancellations and does not include potential PCLI Group III production growth -40 -30 -20 -10 0 10 20 30 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 K B D Western Hemisphere Group III: Production Capacity vs Demand¹ ˜4% CAGR Demand Growth (2015-2025) Americas Demand Americas Production Capacity Shortage (Supply minus Demand)

HFC EBITDA - 2017 Consensus¹ $ 1,037 $ 1,037 $ 1,037 Expected Petro-Canada EBITDA Range $ 100 $ 150 $ 200 Total EBITDA $ 1,137 $ 1,187 $ 1,237 EBITDA Accretion 10% 14% 19% HFC Net Income - 2017 Consensus $ 344 $ 344 $ 344 Shares Outstanding 177 177 177 HFC EPS -2017 Consensus $ 1.95 $ 1.95 $ 1.95 Expected Petro-Canada EBITDA Range $ 100 $ 150 $ 200 D&A $ 35 $ 35 $ 35 Interest Expense² $ 47 $ 47 $ 47 Pre Tax Profit $ 18 $ 68 $ 118 Tax³ $ 6 $ 24 $ 41 Net Income $ 12 $ 44 $ 77 Shares Outstanding 177 177 177 Expected EPS Contribution from PCLI Acquisition $ 0.07 $ 0.25 $ 0.43 Total EPS $ 2.02 $ 2.20 $ 2.38 EPS Accretion 3% 13% 22% 18 PETRO-CANADA LUBRICANTS | Accretive Transaction Scenario 1 1) HFC EBITDA using Wall Street 2017 consensus forecast 2) $850MM debt at 5.5% 3) 35% tax rate EPS Accretion (US$MM) EBITDA Accretion (US$MM) Scenario 2 Scenario 3

19 Sales Volume by Product (BPD ‘000) Normalized Refining EBITDA Split (US $MM)¹ 228 228 171 172 13 28 26 32 HFC Standalone Pro Forma Other Lubricants Distillate Gasoline Lubricants as a % of Sales Volume 3% 6% Lubricants as a % of Refining EBITDA 10% 22% $900 $900 $100 ˜$250 HFC Standalone Pro Forma Lubricants Fuels HOLLYFRONTIER PRO FORMA SPECIALTY LUBRICANTS | Lubricants Diversification and Scale 1) Management estimate of mid-cycle EBITDA on a go-forward basis

1) Data as of 10/3/16 IDR: incentive distribution rights. HOLLY ENERGY PARTNERS | Ownership Structure 20

Operate a system of petroleum product and crude pipelines, storage tanks, distribution terminals and loading rack facilities located near HFC’s refining assets in high growth markets • Revenues are 100% fee-based with limited commodity risk • Major refiner customers have entered into long-term contracts • Contracts require minimum payment obligations for volume and/or revenue commitments • Over 80% of revenues tied to long term contracts and minimum commitments • Earliest contract up for renewal in 2019 (approx. 17% of total commitments) • 48 consecutive quarterly distribution increases since IPO in 2004 • Target 1.1 – 1.2x distribution coverage *Distribution Per Unit - Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. $0 $20 $40 $60 $80 $100 $120 $140 $160 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Q 4 2 0 0 4 Q 2 2 0 0 5 Q 4 2 0 0 5 Q 2 2 0 0 6 Q 4 2 0 0 6 Q 2 2 0 0 7 Q 4 2 0 0 7 Q 2 2 0 0 8 Q 4 2 0 0 8 Q 2 2 0 0 9 Q 4 2 0 0 9 Q 2 2 0 1 0 Q 4 2 0 1 0 Q 2 2 0 1 1 Q 4 2 0 1 1 Q 2 2 0 1 2 Q 4 2 0 1 2 Q 2 2 0 1 3 Q 4 2 0 1 3 Q 2 2 0 1 4 Q 4 2 0 1 4 Q 2 2 0 1 5 Q 4 2 0 1 5 Q 2 2 0 1 6 W T I P ri ce D is tr ib u ti o n Consistent Distribution Growth Despite Crude Price Volatility DPU* WTI HOLLY ENERGY PARTNERS | Business Profile 21

Dropdown Context • HEP generally has right of first refusal on all logistics assets HFC builds or acquires • As HFC grows, HEP is positioned to benefit by partnering with HFC to build and/or acquire new assets • Target high tax basis assets with durable cash flow characteristics that also add to HFC EBITDA Acquisition Approach • Pursue logistic assets HFC is currently utilizing to create acquisition opportunities for HEP • Leverage HFC refining footprint and commercial commitments plus HEP logistic capabilities Organic • Southeastern New Mexico Gathering • UNEV • Internal Initiatives • Contractual PPI/FERC Increases Dropdowns From HFC • El Dorado Naphtha Fractionation Unit • WX Expansion Assets Acquisitions • El Dorado Crude Tanks • Frontier Crude Pipeline Interest • Tulsa Crude Tanks • Osage Crude Pipeline Interest • Cheyenne Crude Pipeline Interest HOLLY ENERGY PARTNERS | Growth Drivers 22

HEP purchased the newly constructed crude unit, catalytic cracking unit, and polymerization units at HFC’s Woods Cross refinery for a total cash consideration of $278.0 MM • Crude Unit has the capacity to process 15 kb/d of crude into intermediates and blending components • Catalytic Cracking unit has the capacity to process up to 8 kb/d of Gasoil into intermediates and gasoline blending components • Polymerization unit has the capacity to produce 2.5 kb/d of Olefins into gasoline blending components HEP and HFC entered into 15-year tolling agreements for each respective unit • 2017 EBITDA from these tolling agreements expected to be at least $32.7 MM • All three tolling agreements feature minimum volume commitments • HFC owns all commodity inputs and outputs; HEP takes no commodity risk HOLLY ENERGY PARTNERS | Woods Cross Expansion Drop Down 23

(1) Investments already made (2) Prospective growth investments that will require board and/or committee approvals (3) Assumes a -3% to +3% range in PPI Finished Goods Index (4) Potential upside to 2017 from expected HFC dropdowns $400 TO $450 MILLION IN COMPLETED AND FUTURE PLANNED INVESTMENTS COULD ADD APPROXIMATELY $100 MILLION IN EBITDA BY 2017 – A 50% INCREASE OVER 2014 Estimated EBITDA Contribution vs 2014 ($mm) 2016E 2017E4 UNEV Growth1 4 15 Internal Initiatives2 7 14 WX Expansion Assets2 8 33 Cheyenne Pipeline Interest1 3 5 Tulsa Crude Tanks1 4 6 El Dorado Naphtha Dropdown1 7 7 Frontier Pipeline Interest1 6 7 El Dorado Crude Tanks1 4 4 SE NM Crude Expansion1 5 5 Contractual TARIFF Increases3 8 14 TOTAL 56 110 HOLLY ENERGY PARTNERS | Target 8% Annual Distribution Growth Rate 24

1) CAGR=Compound Annual Growth Rate. Graphs represent distributions to GP and LP units for the periods in which they apply $0 $25 $50 $75 $100 $125 $150 $175 $200 $35 $44 $49 $54 $68 $86 $99 $126 $144 $158 $173 Total HEP Distributions (GP and LP) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $0.9 $2.0 $3.4 $4.5 $8.1 $12.9 $17.5 $23.6 $29.4 $36.5 $44.0 Total GP Distribution 25 HOLLY ENERGY PARTNERS | Cash Distribution Growth Since Inception

SUSTAINING CAPITAL: • Maintenance capex: $100 - $125 million in annual maintenance • Environmental and Sustaining: $100 - $125 million annual spending currently focused on Tier 3 gasoline and MSAT 2 standards • Turnaround spending: $100 - $150 million annual average turnaround spending • PCLI Capex: $25 - $75 million annual average capex and turnaround spending DIVIDEND: • Regular Dividend: $233 million annual dividend commitment GROWTH CAPITAL: • Expect to execute approximately $100 million in internal investments annually • Flexibility in managing the timing and pace of our growth capital spending • M&A: buy the right assets at the right price 26 DISCIPLINED APPROACH TO CAPITAL ALLOCATION

9/30/2016 PCLI Financing Cash and Short Term Marketable Securities $ 471 $ 471 Cash Proceeds from Woods Cross Dropdown1 $ 278 $ 278 PCLI Cash Financing $ (350) $ 749 $ 399 HFC Long Term Debt HFC Senior Unsecured Term Loan due 2019 $ 350 HFC 5.875% Senior Notes due 2026 $ 250 $ 250 HFC New Senior Notes³ $ 850 Total Debt $ 600 $ 1,100 Stockholders Equity $ 4,663 $ 4,663 Total Capitalization $ 5,263 $ 5,763 HFC Standalone Debt / Capitalization 11.4% 19.1% HFC Standalone Net Debt / Capitalization -3.3% 13.1% Total Liquidity2 $ 1,749 $ 1,399 27 HollyFrontier Capitalization1 HOLLYFRONTIER PRO FORMA CAPITAL STRUCTURE AND CREDIT PROFILE | As of September 30, 2016 (US$ millions) 1 Adjustments include $278mm HFC cash proceeds for the Woods Cross Expansion dropdown received October 3, 2016 2 Liquidity defined as HFC Revolving Credit Agreement availability plus consolidated cash & short-term marketable securities. 3Pro Forma Capitalization assumes issuance of $850mm senior notes, a portion of which is used to repay the existing $350mm term loan ⁴Total Debt to Capital calculated by taking total debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest) as of 6/30/16. Net Debt deducts cash from total debt. Data is taken from public filings. Expect to Maintain Investment Grade Rating from both Moody’s (Baa3) and S&P (BBB-) Total Debt to Capital1,4 -10% 0% 10% 20% 30% 40% 50% 60% HFC TSO PSX VLO DK ALJ MPC PBF WNR Debt/Cap Net Debt/Cap

Since the July 2011 merger HFC has returned approximately $4 billion, or approximately $22.50 per share to shareholders • Strong track record in returning excess cash to shareholders • Committed to maintaining competitive cash yield versus peers • Share repurchase program funded by Free Cash Flow generation and HEP drop down proceeds 1) Dividends are split adjusted reflecting HFC’s two-for-one stock split announced August 3, 2011. 2) Total Cash yield calculated using year end share count- includes regular dividends, special dividends and stock buybacks. Data from public filings and press releases. As of 11/10/16 NYSE closing prices. See page 32 for calculations 0% 2% 4% 6% 8% 10% 12% 14% 16% 2011 2012 2013 2014 2015 5.5% 9.1% 8.4% 10.7% 13.8% Total Cash Yield² 28 STRONG TRACK RECORD OF CASH RETURNS 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% ALJ WNR HFC PBF VLO DK MPC PSX TSO 7.3% 5.4% 5.1% 4.8% 3.8% 3.5% 3.3% 3.0% 2.6% Regular Cash Yield1

0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% WNR HFC MPC PSX TSO DK VLO PBF ALJA vg A nnu al R et u rn on C ap it al E m p lo ye d 5-Year Average ROCE1 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 HFC WNR PSX MPC VLO DK TSO PBF ALJ A ve ra ge N e t In co m e /B B L 5-Year Average Net Income Per Barrel2 1) 2014 & 2015 net income excludes lower of cost or market impacts for HFC, WNR, DK,TSO, PSX, MPC, VLO & PBF. 5-year average ROCE calculated by taking the average of ROCE’s for the years 2011-2015. ROCE calculated as net income divided by the sum of total debt (excluding MLP debt) and total equity. For HFC, legacy HOC/FTO earnings, debt & equity were combined for 5-year calculations. See page 32 for calculations. 2) 2014 & 2015 net income excludes lower of cost or market impacts for HFC, WNR, DK,TSO, PSX, MPC, VLO & PBF. 5-year average net income per barrel of crude capacity calculated for the years 2011-2015. HFC earnings calculated by adding legacy HOC plus FTO earnings for periods prior to the merger. See page 32 for calculations. 29 STRONG FINANCIAL METRICS VS. PEERS

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com 30 Julia Heidenreich | VP, Investor Relations Craig Biery | Manager, Investor Relations investors@hollyfrontier.com 214-954-6510

Appendix 31

1) HollyFrontier Corporation debt excludes HEP debt. All amounts are based on publicly-available financial statements, which we have assumed to be accurate. *Net Income/BBL and ROCE calculation is Ex-LOCM in 2014 & 2015 for HFC, WNR, DK , TSO, PSX, MPC, VLO, DK & PBF. HFC ($MM) 2011 2012 2013 2014 2015 Buyback $ 17.8 $ 205.6 $ 180.9 $ 136.5 $ 743.2 Dividend $ 252.1 $ 658.0 $ 644.4 $ 647.2 $ 247.4 Total $ 270 $ 864 $ 825 $ 784 $ 991 Market Cap 4898 9478 9878 7335 7188 Total Cash Yield 5.5% 9.1% 8.4% 10.7% 13.8% Net Income/BBL crude capacity 2011 2012 2013 2014 2015 5 yr ave HFC* 8.23 10.68 4.55 3.25 5.44 6.43 WNR* 2.41 7.24 4.94 8.65 6.64 5.98 PSX* 5.53 5.05 4.55 5.99 5.20 5.26 MPC* 5.49 7.77 3.38 4.03 4.95 5.12 VLO* 2.20 2.04 2.65 4.17 5.09 3.23 DK* 3.10 5.34 2.30 4.87 0.29 3.18 TSO* 2.25 3.02 1.33 2.80 5.42 2.96 PBF* 1.23 0.01 0.20 1.90 1.52 0.97 ALJ 0.49 0.88 0.29 0.49 0.67 0.56 Company 2011 ROCE 2012 ROCE 2013 ROCE 2014 ROCE 2015 ROCE 5 Yr Avg ROCE WNR* 8% 28% 14% 26% 18% 19% HFC* 23% 26% 12% 9% 17% 17% MPC* 19% 23% 15% 15% 16% 17% PSX* 20% 15% 13% 16% 14% 16% TSO* 10% 14% 7% 14% 27% 14% DK* 15% 23% 10% 19% 1% 13% VLO* 9% 8% 10% 13% 17% 11% PBF* 13% 0% 3% -2% 14% 6% ALJ 3% 7% 2% 3% 6% 4% F I N A N C I A L ME T R I C S ¹ 32 Cash Yield Current dividend November 10, 2016 NYSE Close ALJ 7.3% $0.60 $8.22 WNR 5.4% $1.52 $27.97 HFC 5.1% $1.32 $26.06 PBF 4.8% $1.20 $24.80 VLO 3.8% $2.40 $62.96 DK 3.5% $0.60 $17.07 MPC 3.3% $1.44 $43.81 PSX 3.0% $2.52 $83.09 TSO 2.6% $2.20 $84.60

Non GAAP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Refining gross margin or refinery gross margin: the difference between average net sales price and average product costs per produced barrel of refined products sold. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2015 10-K filed February 24, 2016. Net Operating Margin: the difference between refinery gross margin and refinery operating expense per barrel of produced refined products. Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2015 10-K filed February 24, 2016. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense and loss of earl extinguishment of debt, net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2015 10-K filed February 24, 2016. Expected EBITDA: is based on HollyFrontier Corporation’s projections for the newly acquired Petro-Canada Lubricants Inc. Projects are based on historical EBITDA performance as reported by Suncor Energy combined with the expectation of future potential synergy and optimization opportunity. Enterprise Value: calculated as market capitalization plus minority interest, plus preferred shares, plus net-debt, less MLP debt Free Cash Flow: Calculated by taking operating income and subtracting capital expenditures CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. Return on Capital Employed / Return on Invested Capital: A measurement which for our purposes is calculated using Net Income divided by the sum of Total Equity and Long Term Debt. We consider ROCE to be a meaningful indicator of our financial performance, and we evaluate this metric because it measures how effectively we use the money invested in our operations. IDR: Incentive Distribution Rights BPD: the number of barrels per calendar day of crude oil or petroleum products. Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in HEP’s consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of HEP’s operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of HEP’s assets and the cash HEP is generating. HEP’s historical net income is reconciled to distributable cash flow in "Item 6. Selected Financial Data" of HEP's 2015-10-K. DEFINITIONS 33

Please see p. 35 for disclaimer and www.HollyFrontier.com/investor-relations for most current version. 34 HOLLYFRONTIER INDEX

The data on p. 34 is for informational purposes only and is not reflective or intended to be an indicator of HollyFrontier's past or future financial results. This data is general industry information and does not reflect prices paid or received by HFC. The data was compiled from publicly available information, various industry publications, other published industry sources, including OPIS, and our own internal data and estimates. Although this data is believed to be reliable, HFC has not had this information verified by independent sources. HFC does not make any representation as to the accuracy of the data and does not undertake any obligation to update, revise or continue to provide the data. HFC's actual pricing and margins may differ from benchmark indicators due to many factors. For example:  Crude Slate differences – HFC runs a wide variety of crude oils across its refining system and crude slate may vary quarter to quarter.  Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics, crude slate, and operational downtime.  Other differences including but not limited to secondary costs such as product and feedstock transportation costs, purchases of environmental credits, quality differences, location of purchase or sale, and hedging gains/losses. Moreover, the presented indicators are generally based on spot sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. MidCon Indicator: (100% Group 3: Sub octane and ULSD) – WTI Rockies Indicator as of July 1, 2016: 50% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 50% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Rockies Indicator 2011- July-2016: 60% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 40% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Southwest Indicator 2013-Current: (50% El Paso Subgrade, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Southwest Indicator 2011-2012: (50% El Paso Regular, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI HFC INDEX DISCLOSURE 35